UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: February 3, 2014

(Date of earliest event reported)

Arête Industries, Inc.

(Exact name of registrant as specified in its charter)

COLORADO	33-16820-D	84-1508638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7260 Osceola Street

Westminster, CO 80030

(Address of principal executive offices) (Zip Code)

(303) 427-8688

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 10, 2013, Burlingame Equity Investors Master Fund LP (“Burlingame”), a significant stockholder of Arête Industries, Inc. (the “Company”) entered into conditional stock option agreements with Nicholas L. Scheidt, the Company’s Chief Executive Officer and Director, pursuant to which Mr. Scheidt was granted options to purchase up to 1,460,000 shares of Company common stock at $0.19 per share. Mr. Scheidt subsequently assigned the right to purchase 1,200,000 shares to the Company on January 27, 2012. On January 30, 2014, the Company entered into a Direct Stock Purchase Agreement with Burlingame pursuant to which the Company has purchased the 1,200,000 shares of its common stock from Burlingame at a price of $0.19 per share for total consideration of $228,000.

In addition, Mr. Scheidt assigned an additional 141,873 shares of Company common stock underlying his option from Burlingame to Donald W. Prosser, the Company’s Chief Financial Officer and Director. Pursuant to this assignment, Mr. Prosser has agreed to purchase the entire 141,873 shares of Company common stock from Burlingame at a price of US $0.19 per share for total consideration of $26,955.87. Furthermore, of these 141,873 shares, Mr. Prosser has agreed to transfer 57,895 shares to William W. Stewart, a Director of the Company, for $11,000.05 or $0.19 per share and 13,158 shares to Apex Financial Service Corp, a company controlled by Mr. Scheidt, for $2,500.02 or $0.19 per share.

Finally, Mr. Scheidt has agreed to exercise the remaining 118,127 shares of Company common stock under his option from Burlingame at a price of $0.19 per share for total consideration of $22,444.31.

Section 8.01 Other Events

On February 21, 2014, the Company issued a press release announcing the repurchase of 1,200,000 shares of its stock referenced above. A copy of this press release is attached as Exhibit 99.1 hereto. The reader is advised to read this press release in its entirety.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The Exhibits listed below are furnished as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

10.25	Direct stock purchase agreement between Arête Industries, Inc. and Burlingame Equity Investors Master Fund LP dated January 30, 2014

99.1	Press Release, Dated February 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARÊTE INDUSTRIES, INC.

Dated: February 21, 2014

	By:	/s/ Nicholas L. Scheidt
	Name:	Nicholas L. Scheidt
	Title:	Chief Executive Officer